| FCPT | DECEMBER 20171 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | DECEMBER 2017 www. fcpt .com FOUR CORNERS PROPERTY TRUST NYSE: FCPT

| FCPT | DECEMBER 20172 CAUT IONARY NOTE REGARD ING FORWARD -LOOK ING STATEMENTS : This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

| FCPT | DECEMBER 20173 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO & AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization & Key Credit Metrics 8 Debt Summary 9 Debt Covenants 10 Real Estate Portfolio Summary Property Locations by Brand 11 Brand & Tenant Diversification 12 Geographic Diversification 13 Lease Maturity Schedule 14 Exhibits Glossary and Non-GAAP Definitions 15 Reconciliation of Net Income to EBITDA 16

CONSOLIDATING BALANCE SHEET


Olive Garden
LONGHORN
KFC

($000s, except shares and per share data) Unaudited	As of 12/31/2017 Real Estate Operations	Restaurant Operations	Elimination	Consolidated FCPT	As of 12/31/2016 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 446,270	$ 3,061	$ -	$ 449,331	$ 421,941
Buildings, equipment and improvements	1,101,989	13,635	-	1,115,624	1,055,624
Total real estate investments	1,548,259	16,696	-	1,564,955	1,477,565
Less: accumulated depreciation	(592,293)	(6,553)	-	(598,846)	(583,307)
Total real estate investments, net	955,966	10,143	-	966,109	894,258
Real estate held for sale	-	-	-	-	-
Cash and cash equivalents	63,229	1,237	-	64,466	26,643
Straight-line rent adjustment	21,130	-	-	21,130	11,594
Other assets	16,175	779	-	16,954	4,656
Investment in subsidiary	10,757	-	(10,757)	-	-
Intercompany receivable	-	96	(96)	-	-
Total Assets	$ 1,067,257	$ 12,255	$ (10,853)	$ 1,068,659	$ 937,151
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 392,222	$ -	$ -	$ 392,222	$ 393,895
Revolving facility ($350,000 available capacity)	-	-	-	-	45,000
Unsecured notes ($125,000, net of deferred financing costs)	123,317	-	-	123,317	-
Accrued interest payable	1,290	-	-	1,290	1,134
Rent received in advance	8,295	-	-	8,295	7,974
Deferred tax liability	-	-	-	-	196
Dividends payable	16,843	-	-	16,843	14,519
Other liabilities	2,097	2,327	-	4,424	4,316
Intercompany payable	96	-	(96)	-	-
Total liabilities	$ 544,160	$ 2,327	$ (96)	$ 546,391	$ 467,034
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	6	-	-	6	6
Additional paid-in capital	473,685	10,757	(10,757)	473,685	438,864
Accumulated other comprehensive income	4,478	-	-	4,478	207
Noncontrolling interest	7,781	-	-	7,781	5,097
Retained earnings	37,147	(829)	-	36,318	25,943
Total equity	$ 523,097	$ 9,928	$ (10,757)	$ 522,268	$ 470,117
Total Liabilities and Equity	$ 1,067,257	$ 12,255	$ (10,853)	1,068,659	$ 937,151

4 | FCPT | DECEMBER 2017

FCPT

| FCPT | DECEMBER 20175 CONSOLIDATED INCOME STATEMENT ___________________________ (1) The 2016 results include a $80.4 million income tax benefit which was principally the result of the reversal of deferred tax liabilities recognized in connection with the Company's election to be taxed as a REIT. ($000s, except shares and per share data) Unaudited 2017 2016 2017 2016 Revenues: Rental revenue 29,011$ 26,876$ 113,937$ 105,624$ Restaurant revenue 4,827 4,391 19,272 18,394 Total revenues 33,838$ 31,267$ 133,209$ 124,018$ Operating expenses: General and administrative 3,044$ 2,546$ 12,259$ 10,977$ Depreciation and amortization 5,557 5,231 21,811 20,577 Restaurant expenses 4,829 4,253 18,652 17,853 Interest expense 5,403 3,239 19,469 14,828 Total operating expenses 18,833$ 15,269$ 72,191$ 64,235$ Other income 113$ 9$ 324$ 97$ Realized gain on sale, net 3,198 16,623 10,532 16,623 Income before income tax 18,316$ 32,630$ 71,874$ 76,503$ Income tax benefit (expense) (1) 157 (108) 18 80,347 Net Income 18,473$ 32,522$ 71,892$ 156,850$ Net income attributable to noncontrolling interest (123) (41) (498) (41) Net Income Available to Common Shareholders 18,350$ 32,481$ 71,394$ 156,809$ Basic net income per share 0.30$ 0.54$ 1.18$ 2.75$ Diluted net income per share 0.30$ 0.54$ 1.18$ 2.63$ Weighted-average shares outstanding: Basic 61,130,319 59,837,636 60,627,423 56,984,561 Diluted 61,233,277 59,871,465 60,695,834 59,568,067 Regular dividends declared per share 0.2750$ 0.2425$ 1.0025$ 0.9700$ Three Months Ended December 31, Year Ended December 31,

| FCPT | DECEMBER 20176 FFO & AFFO RECONCILIATION ___________________________ (1) For the three months ended December 31, 2017, includes $228 thousand of non-cash impairment expense on intangible lease assets. (2) Assumes the issuance of common shares for OP units held by non-controlling interests. ($000s, except shares and per share data) Unaudited 2017 2016 2017 2016 Net income 18,473$ 32,522$ 71,892$ 156,850$ Real estate depreciation and amortization (1) 5,544 5,221 21,775 20,550 Deferred tax benefit from REIT election - - - (80,410) Realized gain on sales of real estate (3,198) (16,623) (10,532) (16,623) FFO (as defined by NAREIT) 20,819$ 21,120$ 83,135$ 80,367$ Non-cash stock-based compensation 756 394 2,676 1,550 Non-cash amortization of deferred financing costs 879 398 2,144 1,592 Other non-cash interest expense 40 (749) 145 (610) Non-real estate investment depreciation 13 10 36 27 Straight-line rent (2,252) (2,295) (9,536) (10,095) Adjusted Funds From Operations (AFFO) 20,255$ 18,878$ 78,600$ 72,831$ Fully diluted shares outstanding (2) 61,642,597 60,029,741 61,014,256 59,607,852 FFO per diluted share 0.34$ 0.35$ 1.36$ 1.35$ AFFO per diluted share 0.33$ 0.31$ 1.29$ 1.22$ Three Months Ended December 31, Year Ended December 31,

NET ASSET VALUE COMPONENTS


Olive Garden
LONGHORN
KFC

Real Estate Portfolio as of 12/31/2017	Purchase Price ($000s)	Number of Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	EBITDAR Coverage[1]	Lease Term Remaining (Yrs)[2]	Annual Cash Base Rent ($000s)[3]	% Total Cash Base Rent[3]
Olive Garden	-	296	2,528	$28	5.0x	12.8	$71,170	65.9%
LongHorn Steakhouse	-	105	585	33	4.4x	11.7	19,423	18.0%
Other Brands - Darden	-	13	126	38	4.3x	11.2	4,746	4.4%
Other Brands - Non-Darden	-	101	381	33	2.7x	17.1	12,643	11.7%
Total Owned Portfolio		515	3,620	$30	4.6x	13.0	$107,982	100.0%
Q4'17 Activity[4]								
Acquired	24,202	8	50	33	3.1x	19.8	1,621	1.5%
Sold	(5,050)	(1)	(10)	(24)	4.6x	16.0	(237)	N/A

Tangible Assets	**Book Value ($000s)**
Cash and cash equivalents	$ 64,466
Other tangible assets	7,751
Total Tangible Assets	**$ 72,217**

Debt	**Face Value ($000s)**
Term loan	$ 400,000
June 2024 note	50,000
June 2027 note	75,000
Revolving credit facility	-
Total Debt	**$ 525,000**

Tangible Liabilities	**Book Value ($000s)**
Dividends payable	$ 16,843
Deferred revenue, accrued interest, and other accrued expenses	13,301
Total Tangible Liabilities	**$ 30,144**

Shares Outstanding	
Common stock (shares outstanding as of 12/31/2017)	61,247,580
Operating partnership units (OP units outstanding as of 12/31/2017)	409,320
Total Common Stock and OP Units Outstanding	**61,656,900**

(1) EBITDAR Coverage is calculated by dividing our tenants' estimated trailing 12-month EBITDAR by annual contractual cash rent paid to FCPT.
(2) Lease term weighted by cash base rent.
(3) Current scheduled minimum contractual rent as of 12/31/2017.
(4) FCPT acquired 8 properties in Q4 2017 (5 Red Lobsters, 2 Burger Kings, and 1 LongHorn Steakhouse); FCPT sold 1 Olive Garden.

7 | FCPT | DECEMBER 2017

FCPT

| FCPT | DECEMBER 20178 CAPITALIZATION & KEY CREDIT METRICS ___________________________ (1) Principal debt amount less cash adjusted for declared dividends. (2) Current quarter annualized. See glossary for EBITDA definition and reconciliation to net income. ($000s, except per share data) Current Capitalization % of Total Market Capitalization Credit Metrics Net Debt (1) EBITDA(2) Ratio Equity: Net debt to EBITDA (straight-line rent) 477,377 103,860$ 4.6x Share price (12/31/2017) 25.70$ Net debt to EBITDA (cash rent) 477,377 97,876$ 4.9x Shares and OP units outstanding (12/31/2017) 61,656,900 Equity Value 1,584,582$ 75.1% Dividend Data (fully diluted) Q4 2017 Debt: Common dividend per share 0.2725$ Term loan 400,000$ 19.0% AFFO per share 0.33$ Revolving credit facility - 0.0% AFFO payout ratio 82.6% Unsecured notes 125,000 5.9% Total Debt 525,000$ 24.9% Total Market Capitalization 2,109,582$ 100% Less: cash (64,466) Plus: declared dividends 16,843 Implied Enterprise Value 2,061,959$

DEBT SUMMARY


Olive Garden
LONGHORN
KFC

Debt Type	Maturity Date	Balance as of December 31, 2017 ($000s)[1]	% of Debt	Cash Interest Rate as of December 31, 2017[4]	Weighted Average Maturity (Yrs.)
Credit Facility					
Revolving facility[1]	11/9/2021	$ -	-		3.9
Term loan[2]	11/9/2022	400,000	76.2%	2.7%	4.9
	Principal Amount	$ 400,000			
Unsecured Notes					
June 2024 notes	6/7/2024	$ 50,000	9.5%	4.7%	6.4
June 2027 notes	6/7/2027	75,000	14.3%	4.9%	9.4
	Principal Amount	$ 125,000			
Mortgages Payable[3]					
None		-	-	-	-
Total/Weighted Average		**$ 525,000**	**100.0%**	**3.2%**	**5.7**
Unamortized Deferred Financing Costs					
Credit facility		$ (7,778)			
Unsecured notes		(1,683)			
Debt Carrying Value (GAAP)		**$ 515,539**			
Fixed rate		$ 525,000	100.0%		
Variable rate		$ -	0.0%		
Credit Rating (Fitch): BBB-					

(1) FCPT entered into a $650 million unsecured credit agreement on October 2, 2017 consisting of a 5-year term loan of $400 million and a 4-year revolving credit facility of $250 million to replace the company's existing $750 million bank credit facility maturing on 11/9/2022. The revolving credit facility has an initial term expiration on 11/9/2021 plus two six-month extension options.

(2) Borrowings under the term loan accrue interest at a rate of LIBOR plus 1.35%. FCPT has entered into interest rate swaps which fix the per annum interest rate at 2.7% through November 2018. FCPT has established additional swaps that fix 75% of the term loan's rate exposure from November 2018 through the November 2022 maturity date. The all-in cash interest rate on the 75% of the term loan that is fixed is approximately 3.0%, 3.1%, 3.4%, and 3.5% for 2019, 2020, 2021, and 2022, respectively.

(3) As of 12/31/2017, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.

(4) Excludes amortization of deferred financing costs on the credit facility and unsecured notes.

9 | FCPT | DECEMBER 2017

FCPT

| FCPT | DECEMBER 201710 DEBT COVENANTS As of December 31, 2017 Covenants Q4 2017 Results Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 30.1% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.68x Limitation on unencumbered leverage ≤ 60% 31.3% Unencumbered interest coverage ratio ≥ 1.75x 6.46x Required The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

| FCPT | DECEMBER 201711 PROPERTY LOCATIONS BY BRAND 515 Properties (2) 22 Brands ___________________________ (1) Other includes 2 properties for Seasons 52 and 1 property for each of the following brands: Wildfish, Zaxby’s, Denny’s, Mod Pizza/Del Taco, and Fazoli’s. (2) Includes one vacant property. (1)

| FCPT | DECEMBER 201712 18% 105 units 4% 13 units 12% 101 units (3) 66% 296 units BRAND & TENANT DIVERSIF ICATION Brand Breakdown(1) ABR(2): $108.0m ___________________________ (1) Percentage of annual cash base rent as of December 31, 2017. (2) Annualized cash base rent as defined in glossary. (3) Does not include one vacant property.

| FCPT | DECEMBER 201713 GEOGRAPHIC DIVERSIF ICATION MN SD NJ OH INIL VT NHID AL AZ AR CA CO CT DE FL GA IA KS KY LA ME MD MA MI MS MO MT NE NV NM NY NC ND OK OR PA RI SC TN TX UT VA WA WV WI WY % ABR(1) ≥10.0% 5.0%–10.0% 3.0%–5.0% 2.0%–3.0% 1.0%–2.0% <1.0% No Properties ___________________________ (1) Annualized cash base rent as defined in glossary. State % ABR Properties Texas 10.8% 47 Pennsylvania 3.3% 15 Wisconsin 2.3% 16 Nevada 1.7% 6 Louisiana 1.2% 6 Florida 10.7% 43 North Carolina 3.1% 17 Mississippi 2.2% 14 Minnesota 1.6% 8 Missouri 1.0% 6 Georgia 8.2% 45 California 3.0% 10 South Carolina 2.0% 10 Colorado 1.5% 7 O14 Other States 6.1% 27 Ohio 7.7% 42 Illinois 2.6% 17 Alabama 2.0% 12 West Virginia 1.3% 6 Michigan 4.4% 28 New York 2.3% 11 Kentucky 1.9% 10 Oklahoma 1.3% 7 Indiana 3.7% 29 Maryland 2.3% 12 Iowa 1.8% 10 Arkansas 1.3% 7 Tennessee 3.4% 20 Virginia 2.3% 14 Arizona 1.7% 8 Kansas 1.2% 5

| FCPT | DECEMBER 201714 LEASE MATURITY SCHEDULE 0.0% 0.0% 0.0% 0.1% 0.1% 0.1% 0.2% 0.0% 0.1% 0.2% 15.3% 16.0% 14.2%13.8% 12.6% 9.7% 8.7% 0.7% 0.0% 3.6% 3.7% 0.0% 0.9% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 Weighted average lease term of 13 years Lease Maturity Schedule (% Annualized Cash Based Rent1) Less than 1% of rental income matures prior to 2027 99.8% occupied as of December 31, 2017 # Properties - - - 2 1 1 2 - 1 2 73 74 69 67 60 46 40 5 1 40 27 - 4 Cash ABR ($000s)(1) - - - 134 87 64 207 - 117 234 16,494 17,273 15,301 14,936 13,574 10,452 9,438 787 - 3,853 4,011 - 1,021 Total SF (000s) - - - 6 2 3 5 - 4 7 530 539 523 518 480 363 346 21 3 115 123 - 31 ___________________________ (1) Annualized cash base rent as defined in glossary.

| FCPT | DECEMBER 201715 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to Annual Cash Base Rent, defined as the current scheduled minimum contractual rent as of 12/31/2017. EBITDA represents earnings before interest, taxes, depreciation, amortization, and non-recurring expenses. Reconciliation provided on following page. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information, representing approximately 98% of our ABR. For Darden, EBITDAR is updated twice annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ trailing 12-month EBITDAR by annual contractual rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with the acquisition of real estate investments 2. Non-cash stock-based compensation expense 3. Amortization of deferred financing costs 4. Other non-cash interest expense 5. Non-real estate depreciation 6. Merger, restructuring and other related costs 7. Impairment charges on non-real estate assets 8. Amortization of capitalized leasing costs 9. Straight-line rent revenue adjustment 10. Amortization of above and below market leases 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | DECEMBER 201716 RECONCILIATION OF NET INCOME TO EBITDA ($000s, except shares and per share data) Unaudited 2017 2016 2017 2016 Net Income 18,473$ 32,522$ 71,892$ 156,850$ Income tax expense (benefit) (157) 108 (18) (80,347) Other income (113) (9) (324) (97) Realized gain on sale (3,198) (16,623) (10,532) (16,623) Depreciation and amortization 5,557 5,231 21,811 20,577 Interest expense 5,403 3,239 19,469 14,828 EBITDA 103,860$ 25,965$ 24,468$ 102,298$ 95,188$ Non-cash stock-based compensation 756 394 2,676 1,550 Straight-line rent (2,252) (2,295) (9,536) (10,095) EBITDA (cash) 97,876$ 24,469$ 22,567$ 95,438$ 86,643$ Three Months Ended December 31, Year Ended December 31, Current Quarter (Annualized)

| FCPT | DECEMBER 201717 FOUR CORNERS PROPERTY TRUST NYSE: FCPT